Exhibit 7 to
                    Debtors' Joint Reorganization Plan

                          Rejected Contract List



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                                 EXHIBIT 7
                           REJECTED CONTRACT LIST

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     Debtor
      Name        Non-Debtor Party Name                Agreement Name                                   Date
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
  ZiLOG, Inc.     Charles C. Cayce, III                Agreement of Lease, as amended                 13-Oct-93
                  Property Manager
                  Crestwood Office Park, LLC
                  c/o Melaver, Inc.                    Lease of sales office space at
                  3675 Crestwood Parkway, Suite 400    3675 Crestwood Parkway, Suite 260, Duluth,
                  Duluth, GA  30096                    Georgia
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  ZiLOG, Inc.     Corporate Executive Offices          Office Services Agreement                      1-Dec-99
                  4145 North Service Road, Suite 200   Agreement for use of sales office space at
                  Burlington, Ontario L7L6A3           4145 North Service Road, Suite 200,
                  Canada                               Burlington, Ontario, Canada
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  ZiLOG, Inc.     Fifty Nine Square, Inc.              Standard Office Lease                          10-Sep-97
                  5959 Gateway Blvd. West,             Lease of sales office space at 5959 Gateway
                  Suite 370                            Blvd. West, Suite 560, El Paso, Texas
                  El Paso, TX 79925
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  ZiLOG, Inc.     Prentiss Properties Acquisition                                                     30-Mar-88
                  Partners, L.P.                       Standard Commerical Lease, as amended
                  3890 West Northwest Highway,
                  Suite 400                            Lease of sales office space at 8144 Walnut
                  Dallas, TX 75220                     Hill Lane, Suite 789, Dallas, Texas
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  ZiLOG, Inc.     Property LS OB One Corporation       Edgewater Place Office Lease                   31-Jul-00
                  c/o Clarion Partners, LLC            Lease of sales office space at
                  Attn:  Portfolio Manager             301 Edgewater Place, Suite 210,
                  335 Madison Avenue                   Wakefield, MA 01880
                  New York, NY 10017
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  ZiLOG, Inc.     Schoolyard, Ltd.                     Lease Agreement                                15-Jan-98
                  Attn: Property Manager
                  4201 Bee Caves Road                  Lease of general office space at
                  Austin, TX 78746                     The Schoolyard, 4201 Bee Caves Road,
                                                       Austin, Texas
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  ZiLOG, Inc.     Summit Office Park, LLC              Office Lease, as amended                       6-Sep-90
                  Attn: Manager
                  3 Summit Park Drive, Suite 130       Lease of sales office space at the Summit
                  Independence, OH 44131               One Building, 4700 Rockside Road, Suite 510,
                                                       Independence, Ohio
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